UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 6, 2011 Meeting Information ILLINOISTOOL WORKS INC. Meeting Type: Annual Meeting For holders as of: March 8, 2011 Date: May 6, 2011 Time: 3:00 PM CDT Location: The Northern Trust Company 6th Floor 50 South LaSalle Street Chicago, IL 60603 Directions to the meeting location can be found on the Company’s website at www.itw.com. You are receiving this communication because you hold shares in the above-named Company. ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS This is not a ballot or a proxy card. You cannot use this 3600 WEST LAKE AVENUE notice to vote these shares. This communication presents GLENVIEW, IL 60026-1215 only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P04868-Z54541 See the reverse side of this notice to obtain M31927 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT/FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M31928-P04868-Z54541 marked by the arrow JXXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR all nominees: 1. Election of Directors Nominees: The Board of Directors recommends you vote for 1a. Susan Crown “1 Year” under proposal 4: 1b. Don H. Davis, Jr. 4. Advisory vote on the frequency of future 1c. Robert C. McCormack advisory votes on executive compensation. 1d. Robert S. Morrison The Board of Directors recommends you vote 1e. James A. Skinner FOR proposals 5 and 6: 1f. David B. Smith, Jr. 5. Approval of the Illinois Tool Works Inc. 2011 1g. David B. Speer Cash Incentive Plan. 1h. Pamela B. Strobel 6. Re-approval of the performance factors and 1i. Kevin M. Warren award limits under the 2011 Long-Term Incentive Plan. 1j. Anré D. Williams The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Ratification of the appointment of Deloitte & Touche LLP Z54541 as ITW’s independent registered public accounting firm for 2011. — 3. Advisory vote to approve executive compensation. P04868 -M31929

M31930- P04868- Z54541

Illinois Tool Works Inc. Corporate Headquarters 3600 West Lake Avenue Glenview, IL 60026-1215 Telephone 847.724.7500 IMPORTANT INFORMATION FOR ITW 401(K) PLAN PARTICIPANTS REGARDING THE ILLINOIS TOOL WORKS INC. 2011 PROXY STATEMENT, 2010 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K Dear ITW 401(k) Plan Participant: XXXX XXXX XXXX Enclosed is an Important Notice Regarding the Availability of Proxy Materials (the “Notice”), informing you that our proxy statement, annual report and Form 10-K are now available by Internet. Please refer to the Notice for instructions on how to access the proxy materials online and how to vote your shares in person, by Internet or by mail. You will need to vote using one of these methods. You will need the information that is printed in the box marked by the arrow ? from the Notice to gain Internet access through www.proxyvote.com and to vote your shares in connection with the Annual Meeting of Stockholders to be held May 6, 2011. XXXX XXXX XXXX The enclosed Notice includes instructions for how to request and receive a paper or e-mail copy of the proxy materials. You may also pick up a paper copy of the proxy statement and annual report/Form 10-K from your Human Resources Department, but you need to follow the instructions on the Notice to cast your vote. If you receive more than one Notice, you should follow the voting instructions using the information that is printed in the box marked by the arrow ? from each Notice to be sure all your shares are voted. THE NOTICE IS NOT A PROXY CARD AND CANNOT BE USED TO CAST YOUR VOTE. The deadline for voting shares held through the ITW 401(k) Plan is 11:59 p.m. Central Daylight Time, Wednesday, May 4, 2011. PLEASE NOTE THAT THIS DEADLINE IS EARLIER THAN THE DATE STATED ON THE PROXY CARD. Please follow the instructions on the enclosed Notice to access your proxy materials and vote.